THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C
Lincoln PathBuilder Income® IRA
Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement discusses changes to your summary prospectus. All other provisions in your prospectus remain unchanged. Please retain this supplement for future reference.

The following line item will be added to Appendix A – Funds Available Under the Contract on or about August 19, 2024:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Long-term capital growth.	LVIP American Century Ultra® Fund – Service Class advised by Lincoln Financial Investments Corporation	0.90%[1]	43.27%	19.07%	14.47%
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.
Appendix A – Funds Available Under the Contract: On August 23, 2024, the LVIP Wellington Capital Growth Fund will be reorganized into the LVIP American Century Ultra® Fund and will no longer be available as a fund option.

Please retain this supplement for future reference.